EXHIBIT 99.1

PRESENTATION

TEPPCO Partners, L.P. Analyst Meeting March 29, 2007

Forward-looking Statements The material and information furnished in this presentation includes "forward-looking statements." All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts are forward-looking statements. Without limiting the broader description of forward-looking statements above, we specifically note that statements included herein that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as projections and estimates of EBITDA (earnings before interest, taxes, depreciation and amortization), transportation volumes, system expansion and capital expenditures, timing of project completions, business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements. While we believe our expectations reflected in these forward-looking statements are reasonable, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other pipeline companies, changes in laws or regulations and other factors, many of which are beyond our control. For example, the following specific factors could cause actual results to differ materially from those in the forward-looking statement: the demand for refined products is dependent upon the price, prevailing economic~conditions and demographic changes in the markets served,...

Forward-looking Statements ....trucking and railroad freight, agricultural usage and military usage; the demand for propane is sensitive to the weather and prevailing economic conditions; the demand for petrochemicals is dependent upon prices for products produced from petrochemicals; the demand for crude oil and petroleum products is dependent upon the price of crude oil and the products produced from the refining of crude oil; the demand for natural gas is dependent upon the price of natural gas and the locations in which natural gas is drilled. We are also subject to regulatory factors such as the amounts we are allowed to charge our customers for the services we provide on our regulated pipeline systems; and our expansion projects may experience unanticipated or extended delays in generating operating cash flow. The foregoing discussion of important factors may not be all-inclusive and we provide additional cautionary discussion of risks and uncertainties under the captions Risk Factors, Management's Discussion and Analysis of Financial Condition and Results of Operations contained in our recent filings with the Securities and Exchange Commission. All forward-looking statements attributable to TEPPCO Partners, L.P. or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein, in such filings and in our future periodic reports filed with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date hereof.~ Except as required by the federal and state securities laws, we undertake no obligation to publicly update or revise any forward-looking statements. This presentation also includes non-GAAP financial measures. Please refer to the reconciliations of these measures to their most directly comparable GAAP financial measures included at the back of this presentation.

Agenda and Introductions Business Overview and Strategy Jerry Thompson - President, CEO and Director Downstream Business Sam Brown - Vice President of Downstream Upstream Business Mike Cockrell - Senior Vice President of Upstream Midstream Business John Goodpasture - Vice President of Midstream and Corporate Development Financial Overview Bill Manias - Vice President and CFO Summary and Closing Remarks Jerry Thompson

TEPPCO System Map

Partnership Overview One of the oldest publicly traded partnerships with an enterprise value of $5.3 billion Ranks 267 on the Fortune 500 list 17% compound annual investment return over a 17-year period since IPO (1) Greater than 90% fee-based business from diversified asset base Transportation, storage, terminaling and marketing of refined products and LPGs Transportation, storage and marketing of crude oil Transportation and gathering of natural gas and NGLs 2006 - a year of significant accomplishments Record net income and EBITDA Completed initiatives that position TPP for future growth General partner with long-term focus on disciplined growth, managing cost of capital and value creation

Strong Long-Term Track Record $30.74 /unit of cumulative distribution payments since 1990 IPO ($10/Unit) Attractive total investment returns over long-term investment horizons Recent price appreciation for buyers of 5.75 million units in July 2006 at $35.50/unit

Record EBITDA from Diversified Base of Assets

Accomplishments Since August 2006 Analyst Meeting Received Unit holder approval for issuance of LP units in return for reduction of the GP's maximum share of incentive distributions from 50% to 25% Expected lower future cost of equity capital Better alignment of GP with LP unit holders Announced agreement to construct a new 5.4 million barrel refined products terminal supported by Motiva's planned refinery expansion at Port Arthur, Texas Completed acquisition of a niche barge terminal in Aberdeen, Mississippi, and announced construction of a new terminal in Boligee, Alabama; both on the Tennessee-Tombigbee River Completed the FTC mandated divestiture of TPP's ownership interest in Mont Belvieu Storage Partners and other assets for $168 million in March 2007, which included $10 million of cash distributions related to prior earnings

Supportive General Partner Sponsor DFI GP Holdings purchased the general partner in February 2005 Demonstrated success in value creation in the MLP sector LP ownership interest by EPCO and affiliates has increased from 3.9% to 18.2% which results in greater alignment with public unit holders Integrated administration functions into a shared services organization for reduced cost Commercial activities remain separate from EPD

Trends Expected to Drive TEPPCO's Long-Term Growth Opportunities Increases in Canadian crude imports to the U.S. Develop competitive options, either stand-alone or with third parties, to participate in Canadian crude oil movements to U. S. refining customers by expanding or constructing pipeline and storage infrastructure Increases in crude imports to the U.S. Gulf Coast (USGC) Build onshore or offshore crude oil discharge, handling and transportation facilities to optimize the USGC marine delivery options for imported crude oil Increases in refined products imports to the U.S. Acquire or develop facilities to take advantage of these increased volumes Changes in commercial terminal ownership and operations Acquire refined products terminals and distribution assets to provide logistical service offerings to companies seeking to outsource or partner Standards for ethanol use are mandated to double by 2012 Participate in the aggregation, terminaling and transportation associated with the overall supply and distribution of ethanol Natural gas gathering and service opportunities Future Jonah expansions

Key Investment Highlights Diversified businesses and strategic asset investments provide earnings stability > 90% of business is structured as fee-based activity, with limited commodity exposure Visibility of growth prospects Financial strength to fund growth initiatives General partner with greater alignment with limited partners and a long-term focus on value creation

Downstream Business Sam Brown

TEPPCO's Downstream Business TE Products 4,700-mile common carrier pipeline system that transports refined products and LPGs from USGC to South-central, Midwest and Northeast markets 35 storage facilities with 21 million barrels refined products and 6 million barrels LPG storage capacity 62 delivery locations; including 20 owned by TEPPCO Includes three 12", 70-mile common carrier petrochemical pipelines between Mont Belvieu, TX and Port Arthur, TX 138-mile refinery grade propylene pipeline from Mont Belvieu, TX to Point Comfort, TX

Refined Products Overview Transporter of gasoline, diesel, jet fuel and various feedstocks that originate from refinery and third party terminal connections in the Houston and Beaumont area Revenues are generated through a combination of market- based and indexed-based tariffs that cover mainline transportation and other terminaling and storage services Transportation provider of refined products to Midwest markets Competition from regional refineries and river movements Market-based rates provides flexibility to compete

Centennial has Enabled Volume Growth Centennial Pipeline alleviated bottleneck in TEPPCO system between Beaumont, TX and El Dorado, AR by "looping" existing pipeline Enabled participation in forecasted market growth PADD II refined products demand growth 5%/year up-system propane demand growth Mid-continent refinery viability Centennial Pipeline has capacity to meet growing demand Current capacity of 220,000 barrels/day Expandable to 330,000 barrels/day for $20-30 million

Centennial has Facilitated TEPPCO System Growth Projects With incremental capacity available, TEPPCO has initiated growth projects focused on improvement in market share Refined Products Shreveport grass root truck rack completed May 2005, with expansion completed in March 2007 Memphis river crossing to serve FedEx expected completion in 2nd Qtr 2007 Cape Girardeau truck rack expansion completed January 2005 Seymour to Indianapolis expansion c0mpleted July 2006 LPG Truck rack expansions (Princeton, Oneonta, Dubois and Eagle) completed in 2004 Pipeline capacity expansions east of Todhunter, Ohio completed November 2006 Cavern acquisitions - completed 1st Qtr 2007

TEPPCO LPG System

LPG Overview Transporter of propane, normal butane, and iso-butane from Mont Belvieu to Midwest and Northeast markets Substantially all of the products transported and stored in our system are owned by our customers Over 60 LPG customers LPG customers include refiners, propane wholesalers and retailers, utilities, and petrochemical companies LPG demand is generally stronger in fall and winter months Propane mainly used for commercial, industrial, and home heating Iso-butane used in alkylation process with ratable demand Normal butane used for gasoline blending in fall and winter

Business Drivers for Growth Demand for refined products expected to increase, resulting in higher imports and refinery expansions Ethanol composition in motor gasoline is mandated, and consumption is expected to double by 2012 Demand for storage and additional logistic capacity expected to increase to accommodate both of these factors Terminaling sector expected to accelerate consolidation as majors and independents continue to outsource their distribution requirements

Growth Strategy Utilize TEPPCO and Centennial Pipeline systems to serve Midwest supply shortfall Pursue organic growth acquisitions adjacent to the TEPPCO system Position market share growth around increased refined products imports Pursue opportunities to provide logistical services for ethanol and bio-diesel Extend value chain with acquisitions and development of terminal facilities

Downstream Strategy Execution

Port Arthur Refined Products Terminal Motiva has announced plans to expand their Port Arthur refinery from 300,000 barrels/day to 600,000 barrels/day by January 2010 In conjunction with this expansion, Motiva has selected TEPPCO to be the sole refined products distribution terminal for their refinery Long-term ratable organic growth project with access to incremental supply and strategic delivery connections

Port Arthur Refined Products Terminal Capital Expenditures of $240 million supported by a 15-year throughput and dedication agreement Construction will include 20 storage tanks with an aggregate 5.4 million barrels of storage capacity Provides new supply source for TEPPCO system Provides new distribution connections into Colonial, Explorer and Magtex pipeline systems Construction commenced in early 2007 and is expected to be completed by January 2010 Approximately $85 million expected to be spent in 2007 $88 million and $67 million expected to spent 2008 and 2009, respectively

Acquisition of Texas Genco Pipeline and Storage Facilities Acquired in July 2005 for $62.1 million from Texas Genco Acquisition included 90-miles of 12"-18" pipeline and 5 million barrels of storage capacity Assets increase receipt and delivery capacity between refiners and major exchange locations in Houston area

Incremental Genco Projects Constructed 40-mile line connecting Valero's Houston and Texas City refineries In-service date end of Q1 2007 Term lease for 1.6 million barrels of storage with plans to reactivate additional 2.0 million barrels Proposed projects for 8" and 10" pipelines displaced by Genco integration project

Memphis/FedEx Connection Executed 15-year transportation agreement with WesPac to support construction of Mississippi River pipeline crossing into Memphis, TN to serve Federal Express Initial deliveries limited to jet fuel and distillate at Memphis airport Additional commercial opportunities to provide service to other refined products terminals in Memphis area Total capital estimate of $14.1 million Expected completion date 2nd quarter 2007

Refined Products Terminals Provide Expansion into New Markets Acquired a 130,000 barrel river terminal in Aberdeen, MS in November 2006 Announced construction of a 500,000 barrel terminal in Boligee, AL Expected cost of approximately $15 - $20 million with completion in 4th quarter of 2007 Proximity to Colonial and Plantation pipelines for potential supply Growth in terminal business complements TPP's Downstream activities Opportunities for additional terminal sites to reach other under served markets in the region

Upstream Business Mike Cockrell

TEPPCO Upstream Oil Pipeline Assets Red River System - 1,690 miles of pipeline with 1.5 million barrels of storage South Texas System - 1,150 miles of pipeline with 1.1 million barrels of storage West Texas and Other - 625 miles of pipeline with 570,000 barrels of storage Storage assets Cushing: 1.9 million barrels Midland: 1.0 million barrels Seaway Pipeline - 500 mile pipeline TPP currently shares in 40% of income Basin Pipeline - 416 mile pipeline - TPP owns a 13% undivided joint interest

TEPPCO Crude Gathering and Marketing Crude Supply areas include: Mid-Continent, West Texas, Gulf Coast and Rocky Mountains Highly integrated with pipeline assets 142 crude truck transports support gathering operations Currently >185,000 barrels/day directly purchased from leases Contracts are structured to limit commodity risk

Seaway Crude Pipeline Partnership with ConocoPhillips (COP) TPP operated 50/50 governance 40% TPP revenue/expense sharing Freeport to Cushing 30" Longhaul system Capacity of 285,000 to 350,000 barrels/day depending on crude grade and pressure 2 import docks with 500,000 barrels/day capacity 2.6 million barrels/day of working capacity storage 225,000 barrels/day to a local Gulf Coast refinery Texas City Terminal and Distribution System 2 docks with 500,000 barrels/day capacity 2 incoming pipelines (Cameron Highway and DOE - Strategic Petroleum Reserve) 4.2 million barrels of working capacity storage Only terminal able to deliver to all 8 Houston/Texas City area refineries

Lubrication Services One of the nation's largest gas engine oil distributors Products include lubrication oils, specialty chemicals, and fuels Sales in excess of 14 million gallons annually Distribution agreements with ExxonMobil, Citgo, ConocoPhillips, and Dow Chemical LSI's distribution networks are located in Colorado, Wyoming, Oklahoma, New Mexico, Southwest Kansas, Texas, and Northwest Louisiana

Business Drivers for Growth Canadian crude imports expected to increase, with an expanding customer base in the U.S. Gulf Coast (USGC) Canadian oil sands growth has created opportunities for pipeline development Northern tier refiners are currently consuming all the Canadian crude they can under current configuration Refining capacity expansion (grades and capacity) on the USGC expected to create an increased demand for heavy crude Opportunity to provide a competitive option to move Canadian crude to U.S. refining customers through an optimum combination with new pipeline construction and existing pipeline assets (TEPPCO and 3rd party)

Business Drivers for Growth

Business Drivers for Growth USGC refineries are expected to continue capacity expansions (volumes and grades) creating demand for additional crude logistical and distribution systems A significant portion of the incremental crude needed to meet the USGC refinery expansion needs will be waterborne, foreign crude Increasing crude oil imports to the USGC will raise the strategic and economic value of marine terminals LNG terminals are expected to negatively impact traditional USGC crude and feedstock logistics Creates an opportunity for TEPPCO to build onshore or offshore crude oil, discharge, handling and transportation facilities to optimize the USGC marine delivery options for imported crude oil

Growth Strategy Evaluate opportunities to participate in Canadian crude movements to the U. S. Gulf Coast Improve and expand services around existing asset base Continued storage expansion at Cushing Develop Gulf Coast infrastructure to expand area of operations Organic growth activity in Mid-Continent/West Texas/New Mexico Realize full potential of Seaway, whether continuing in the traditional mode or potentially reversing the line to facilitate Canadian crude movements to the U.S. Gulf Coast Alternate route to Cushing for U.S. Gulf Coast originated barrels if line is placed in alternate service Continue to pursue acquisitions and evaluate other business combinations that complement existing market position and expand refinery supply base

Upstream Strategy Execution

Expansion of Cushing Storage Assets Completed integration of Cushing East and West terminals in November 2006 Current total storage capacity of 1.9 million barrels 1.2 million barrels of additional storage is being constructed under long-term lease commitments from customers Construction cost - $20.6 million Completion dates - April 2007 thru 2008 Land for additional tank construction is available

Other Projects Project completions throughout 2007 are expected to generate incremental cash flow in 2007 Provide attractive returns and complement existing assets Numerous lease supply extensions in the West Texas, New Mexico, and Mid-continent regions - completion dates throughout 2007 Pipeline supply connection to New Mexico refinery - completion expected in 2nd Qtr 2007 Reactivation of existing idle tanks - completion expected in 2nd Qtr 2007 Increased volume delivery capability at Cushing - completion expected in 2nd Qtr 2007 Pipeline expansion to increase supply to Seaway pipeline - completion expected in 3rd Qtr 2007

Midstream Business John Goodpasture

TEPPCO Midstream Business Gas gathering operates in two distinct basins Jonah Gas Gathering - conventional natural gas in Green River basin in Wyoming Val Verde Gas Gathering - coal bed methane (CBM) in San Juan Basin in northern New Mexico / southern Colorado NGL transportation Chaparral / Quanah - transports NGL from West Texas to Mont Belvieu Panola / San Jacinto - transports NGL from East Texas to Mont Belvieu Dean South - transports NGL from South Texas to the central Texas coast area Colorado fractionators Non-operated facilities Stable, fee-based business

Jonah Gas Gathering System Overview 643 miles of pipelines 20" - 36" trunk lines 4" - 8" laterals Approximately 1,200 producing wells Currently 92,000 HP compression at 4 stations Additional 169,500 HP compression being constructed at the new Bridger station Plant connections Williams Opal Enterprise Pioneer Western Granger Questar Blacks Fork Interstate pipelines Northwest Kern River Colorado Interstate Gas Questar Pipeline

Jonah Gas Gathering Volume Growth Pinedale and Jonah fields ranked #2 and #6 among U.S. Gas fields based on proved reserves(1) Development in Jonah field was primary volume driver from 1996 to 2002 Since 2002, development of the Pinedale field has fueled volume growth Record volume established in December 2006 at 1,511 MMcfd average Both fields characterized by high drilling success rate (90%) and low producer finding costs of ($1.00/Mcfe)(2)

Jonah Gas Gathering System Performance Top 4 producers account for 96% of gas throughput and dedicated for life of lease Revenue Drivers Gathering fees Long-haul/plant delivery fees Drip condensate sales

Pinedale Supplemental Environmental Impact Statement (SEIS) Proposes year-round drilling, well completion and production 198,000 acre area 48 rigs 4,399 additional wells 250 additional drilling pads 12,278 acres of disturbance Public comment period ends April 6 Approval is expected in 3rd Qtr 2007

Val Verde Gas Gathering System Primarily gathers coal bed methane (CBM) gas and treats for removal of CO2 Asset Description: 93,500 HP, 400 miles pipe 5 amine treaters Primary Customers COP/Burlington, Devon, Koch, and Red Cedar All under fee-based contracts, majority include long term commitments Current Volumes: 470 MMcfd total Val Verde (CBM) 312 MMcfd Red Cedar (Colo. CBM) 140 MMcfd Black Hills (conventional) 18 MMcfd Deliveries into El Paso Natural Gas Co and Transwestern Pipeline Co

Val Verde Gas Gathering Overview Val Verde plant is a highly reliable facility of modern design (fabricated with non-corrosive steel alloy) Existing system capacity provides opportunities to capture new business with minimal additional capital Commercial reach expanded with new connections to adjacent gathering systems to offset decline rate from existing well connections Facilities have been reconfigured to provide competitive gathering and treating services to new CBM and conventional gas sources Connection with Red Cedar uses existing capacity to serve growing gathering/treating needs in Colorado San Juan basin Black Hills connection introduced new conventional gas volumes and access to additional New Mexico gas reserves Val Verde is well-positioned to play an active role in facility consolidation/optimization efforts among other area operators

NGL Pipelines Overview Chaparral / Quanah System 135,000 barrels/day capacity, 200,000 barrels of underground storage in West TX Receives product from 25+ processing plants Interconnected with major area pipelines and 4 major fractionators at Mont Belvieu Operated at or near capacity during 2006 due to favorable pricing environment Panola 70,000 barrels/day capacity, recently expanded from 46,000 barrels/day Delivers product from multiple plants in East TX to Mont Belvieu Interconnects with another major pipeline at Lufkin station San Jacinto 12,000 barrels/day capacity Delivers E-P feedstock to major chemical complex in Longview area Dean South 10,000 barrels/day capacity

Business Drivers for Growth Drilling/development in the Jonah and Pinedale fields are expected to remain active Both fields characterized by high drilling success rates, low finding costs, with significant remaining recoverable reserves Anticipated volume growth should result in further expansion of gathering capacity Expected high activity level should drive investment opportunities to improve supporting infrastructure (water/condensate handling, air emissions management, etc.) Drilling/development in Colorado - San Juan Basin now very active Growth of CBM production in Colorado is expected to create additional demand for gas gathering and carbon dioxide treating capacity Growing US energy demand is expected to support favorable pricing environment, driving additional drilling and infrastructure development Growth in natural gas production should result in strong demand for NGL transportation in areas served by TEPPCO's NGL pipeline systems

Growth Strategy Build on excellent relationship as a service provider to the Jonah and Pinedale producers Completion of Phase V expansion provides adequate system capacity to handle substantial additional volumes Make additional investments as necessary to expand currently installed gathering capacity as drilling/development continues Participate in long-term solution to improve water/condensate handling in the area Evaluate opportunities to provide additional gathering and treating capacity to serve growing volume in Colorado - San Juan basin Using excess Val Verde treating capacity provides cost-effective alternative to installation of new facilities With our NGL systems essentially at capacity, focus on opportunities for significant capacity expansions and/or new pipelines to serve growing NGL transportation needs

Midstream Strategy Execution

Jonah Gas Gathering Phase V Expansion JV with EPD formed in August 2006 TPP and EPD will share Phase V expansion costs approximately 50/50 EPD will own 20% JV interest upon completion of Phase V Phase V expansion will increase system capacity to 2.3 Bcf/d Estimated capital cost of $444 million (100%) Full project completion expected by year-end 2007

Jonah Gas Gathering Phase V Expansion Project Objectives Segregate Jonah and Pinedale Systems 1.3 Bcf/day for Jonah Field 1.0 Bcf/day for Pinedale Field Reduce wellhead pressures in both fields (below 300 psi in the Jonah Field) Increase production rates and ultimate reserve recoveries Realize higher gathering fees Retain flexibility to utilize installed capacity to optimally serve future needs in both fields

Phase V Expansion Project 36" Pipeline project Install 75-miles of 36" pipe and 12-miles of 24" pipe Placed in service December 2006 Reduced field pressures and increased capacity by 175 MMcfd

Financial Overview Bill Manias

Financial Strategy Continue to invest in energy assets that provide attractive returns from fee-based cash flows with limited commodity exposure Fund growth expenditures with appropriate mix of debt and equity financing Funds from issuance of 5.75 million units in July 2006 represented over 70% of investment and growth capital expenditures in 2006 Prudently manage interest rate exposure 68% of debt was at fixed interest rates at December 31, 2006, including the impact of interest rate swaps Maintain investment grade ratings metrics 3.8x debt(1)/EBITDA ratio for year ended December 31, 2006 54% debt(1) to total capitalization at December 31, 2006

Record 2006 Performance Increased refined products transportation and storage revenues offset lower weather related propane demand Utilization of Phase IV capacity expansion resulted in record Midstream EBITDA 29% increase in Upstream EBITDA fueled by favorable pricing environment for storage and blending activities Overall record net income and EBITDA performance Successful issuance of 5.75 million units in mid-year 2006 increased borrowing availability to fund growth capital

Increased Level of Organic Growth in 2007 2007 organic growth spending expected to increase approximately 60% over 2006 Spending reflects renewed focus on Downstream and Upstream business growth Approximately two-thirds of spending is for projects with expected completion dates during 2007 Increased spending level expected to be sustained through 2009 until $240 million Motiva terminal project completed

2007 Growth Capital Spending Detail Major projects are anchored by fee based contracts and volume commitments Spending reflects renewed focus on Downstream and Upstream business growth Approximately two-thirds of spending have expected project completion dates during 2007 Several smaller scope projects have attractive expected economics

Flexibility to Fund 2007 Capital Spending $210 million of borrowing liquidity under existing revolving credit facility at December 31, 2006 Borrowing liquidity increased in March 2007 from sales proceeds from the required divestiture of the interest in Mont Belvieu Storage Partners $300 million of cash flow hedges have been executed that lock-in the underlying 10-year U. S. Treasury benchmark interest rate through June 2007

Reduced GP Incentive Distribution Structure Lowers Equity Cost of Capital Reduced incentive distribution structure decreases TPP's equity cost capital, thereby increasing expected project returns Improves competitive position when bidding for acquisitions Enhances financial flexibility by providing cash for debt reduction, additional investment or increased cash distribution to limited partners Better alignment of GP with limited partners

Consistent Investment Grade Financial Metrics

Financial Strengths Fee-based cash flows with limited commodity exposure Diversified assets provide greater stability of earnings Investment grade ratings with stable outlooks from SP and Moody's Financial metrics to support future growth opportunities Growth strategy that complements existing assets and core competencies

Summary Jerry Thompson

2007 Outlook Downstream Segment Expected return of normal winter weather temperatures Loss of EBITDA and distributable cash flow from sale of interest in Mont Belvieu Storage Partners is expected to be more than offset by capital projects completed Upstream Segment Transportation volumes expected to remain stable Favorable marketing conditions remain, but moderate from record levels Anticipated completion of Cushing terminal integration and additional storage assets constructed Midstream Segment Gas gathering growth expected to continue Active drilling in the Jonah/Pinedale fields Completion of Jonah Phase V expansion expected by year-end NGL transportation should grow modestly Continued favorable pricing environment NGL systems expected to operate near capacity

Well Positioned for Future Growth Senior leadership team assembled and committed to long-term growth Visible growth opportunities across all business segments Completed capital projects expected to contribute to earnings in 2007 Integrated administrative functions in the EPCO, Inc. shared services organization to reduce costs Expected reduction in cost of equity capital through lower GP incentive distributions facilitates financing and drives greater accretion to LP unit holders

Questions and Answers NYSE: TPP www.teppco.com (800) 659-0059

Appendix

Reconciliation of Non-GAAP Measures We define EBITDA, which may be viewed as a non-GAAP (Generally Accepted Accounting Principles) measure under the rules of the Securities and Exchange Commission, as net income plus interest expense - net, deferred income tax expense, depreciation and amortization, and a pro-rata portion, based on our equity ownership, of the interest expense and depreciation and amortization of each of our joint ventures. EBITDA should not be considered as an alternative to net income or income from continuing operations, operating income, cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP. Our EBITDA may not be comparable to that of other entities, because other entities may not calculate EBITDA in the same manner as we do.

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures